                                                                   EXHIBIT 10.50

                                   PSC INC.
                              PSC SCANNING, INC.
                                675 Basket Road
                           Webster, New York  14580


                                                            As of March 31, 2001


JOHN HANCOCK LIFE INSURANCE COMPANY (formerly
 John Hancock Mutual Life Insurance Company)
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
200 Clarendon Street
Boston, Massachusetts  02117

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN NATIONAL INCOME FUND, INC.
c/o Delaware Lincoln Investment Advisors
200 East Berry Street
Renaissance Square
Ft. Wayne, Indiana  46802

SECURITY-CONNECTICUT LIFE INSURANCE COMPANY
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South
Suite 800
Minneapolis, Minnesota  55401

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
c/o Alliance Capital Management L.P.
1345 Avenue of the Americas, 37th Floor
New York, New York  10105

     Re:  Consent and Waiver Under Securities Purchase Agreements
          -------------------------------------------------------

Ladies and Gentlemen:

     PSC INC., a New York corporation (the "Holding Company"), and PSC SCANNING, INC., a Delaware corporation (formerly named SpectraScan, Inc.) and a Wholly-Owned Subsidiary of the Holding Company (the "Operating Company") (the Holding Company and the Operating Company are sometimes collectively referred to herein as the "Companies" and each as a "Company"), jointly and severally agree with you as follows:

     1.  Definitions; Background.
         -----------------------

         (a) Reference is hereby made to those certain Securities Purchase Agreements dated July 12, 1996, as amended, modified and supplemented by
     (i) Amendment No. 1 to Securities Purchase Agreements dated October 10,
      -
     1996, (ii) Amendment No. 2 and Waivers Under Securities Purchase Agreements
            --
     dated as of July 4, 1997, (iii) Amendment No. 3 to Securities Purchase
                                ---
     Agreements and Warrants dated August 18, 1997, (iv) Consent and Waiver
                                                     --
     Under Securities Purchase Agreements and Warrants dated December 29, 1997,
     (v) Amendment No. 4, Consent and Waiver Under Securities Purchase
      -
     Agreements dated March 1, 1999, (vi) Amendment No. 5 and Consent Under
                                      --
     Securities Purchase Agreements dated December 20, 1999, (vii) Consent Under
                                                              ---
     Securities Purchase Agreements dated January 19, 2000, (viii) Amendment No.
                                                             ----
     6 and Consent and Waiver Under Securities Purchase Agreements dated as of March 31, 2000, (ix) Waiver Under Securities Purchase Agreements dated as
                      --
     of November __, 2000 and (x) Amended and Restated Amendment No. 7 and
                               -
     Consent and Waiver Under Securities Purchase Agreements ("Amended and Restated Amendment No. 7") dated as of December 29, 2000 (as the same may be amended, modified or supplemented from time to time, the "Securities Purchase Agreements"), among the Holding Company, the Operating Company and each of you.

         (b) Capitalized terms used herein without definition have the meanings ascribed to them in the Securities Purchase Agreements.

     2.  Waiver of Past Defaults.  The Companies have requested that the holders
         -----------------------
of the Notes waive the Events of Default arising on account of the Companies' failure to be in compliance as of March 31, 2001 with the financial covenants set forth in section 14.7(a) (Fixed Charge Coverage Ratio), section 14.7(b) (Adjusted Consolidated Indebtedness Ratio), section 14.7(c) (Senior Debt to Adjusted EBITDA Ratio) and section 14.7(d) (Net Worth) (the "Financial Covenants"). On the basis of the information provided to the holders of the Notes by the Companies in connection herewith, and subject to the terms and conditions hereof, such holders by their execution hereof agree to the same.

     3.  Amendment to the Notes to Defer Certain Interest Payments.  Each of the
         ---------------------------------------------------------
Notes is hereby amended to provide that all interest accrued on the Notes from and after September 30, 2000 to April 13, 2001 shall be paid on April 13, 2001 (not April 1, 2001 as provided in Amended and Restated Amendment No. 7) (and no payments of interest on the Notes shall be due on December 31, 2000 and March 31, 2001), and thereafter payments of interest due on the Notes shall be payable on each March 31, June 30, September 30 and December 31, commencing June 30, 2001. Upon the request of any holder of Notes, the Operating Company shall deliver to such holder new Notes in exchange for those held by such holder to reflect the foregoing. Exhibit 1(a)(i) to the Securities Purchase Agreements is
                        ---------------
hereby amended to be in the form of Exhibit 3 attached hereto.
                                    ---------

     4.  Conditions Precedent to Effectiveness.  The provisions of this Letter
         -------------------------------------
Agreement shall be effective as of the date first specified above at such time as each of the following conditions shall have been fulfilled:

         (a) The Companies shall have delivered an executed copy of the Waiver dated as of April 1, 2001 (the "Bank Waiver"), among the Holding Company, the Operating Company, the financial institutions party thereto, Fleet National Bank (formerly known as Fleet Bank), as Initial Issuing Bank, and Fleet National Bank, as administrative agent, which must be in form and substance satisfactory to you.

     5.  Consent.  The holders of the Notes acknowledge that section 14.16(c) of
         -------
the Securities Purchase Agreements permits the changes to the Bank Credit Agreement as provided for in the Bank Waiver.

     6.  Ratification, etc.
         ------------------

         (a) The Companies represent and warrant that, after giving effect to the provisions of this Letter Agreement, no Default or Event of Default exists.

         (b) The Companies each ratify and confirm the Securities Purchase Agreements and each of the other Operative Documents to which each is a party and agree that each such agreement, document and instrument is in full force and effect, that its obligations thereunder and under this Letter Agreement are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and hereof and that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.

         (c) The Companies agree that (i) if any default shall be made in the
                                        -
     performance or observance of any covenant, agreement or condition contained in this Letter Agreement or in any agreement, document or instrument executed in connection herewith or pursuant hereto or (ii) if any
                                                            --
     representation or warranty made by the Companies herein or therein shall prove to have been false or incorrect on the date as of which made, the same shall constitute an immediate Event of Default under the Securities Purchase Agreements and the other Operative Documents and, in such event, you and each other holder of any of the Notes shall have all rights and remedies provided by law and/or provided or referred to in the Securities Purchase Agreements and the other Operative Documents. The Companies further agree that this Letter Agreement is an Operative Document and all references thereto in the Securities Purchase Agreements and in any other of the other Operative Documents shall include this Letter Agreement.

     7.  Payment of Special Waiver Fee.  The Companies shall pay to the holders
         -----------------------------
of the Notes in cash on April 13, 2001 (not April 1, 2001 as provided for in Amended and Restated Amendment No. 7) a non-refundable special waiver fee in the aggregate amount of $75,000, which amount has been fully earned and shall be shared among the holders of the Notes in proportion to the respective aggregate principal amount of the Notes held by each holder.

     8.   Release and Waiver of Benefits.
          ------------------------------

          (a) In consideration of the agreements of the holders of the Notes set forth herein, each of the Companies and, by their execution, their Subsidiaries, for themselves and on behalf of their respective officers, directors, employees, and their respective predecessors, successors and assigns (collectively, the "Borrower Parties") do hereby forever (i)
                                                                       -
     release, discharge and acquit each of the holders of the Notes, and their respective participants, parent, subsidiary and affiliate corporations, officers, directors, shareholders, employees, attorneys, agents and servants, and their respective predecessors, successors, and assigns (collectively, the "Lender Parties"), of and from any and all claims, demands, obligations, liabilities, indebtedness, responsibilities, disputes, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action (whether at law or in equity), debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, rights of offset, losses and expenses, of every type, kind, nature, description or character, whensoever arising out of any actions or omissions of the Lender Parties, or any of them, occurring at any time through the date hereof, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, held or alleged, or which could, might or may be claimed to exit, of whatever kind or name, whether known or unknown, unsuspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent (individually and collectively, the "Borrower Claims"), against the Lender Parties, or any of them, each as though fully set forth herein at length, which in any way arise out of, are connected with or relate to the loans and other financial accommodations made pursuant to and evidenced by the Securities Purchase Agreements and/or any of the Operative Documents, as well as any action or inaction of any person or entity released hereunder with respect to the Securities Purchase Agreements, any of the other Operative Documents, the obligations and liabilities incurred thereunder, any and all guaranties of such obligations and liabilities and/or any and all collateral security for such obligations and liabilities and (ii) agree not to bring any action in any judicial, administrative or
          --
     other proceeding against the Lender Parties, or any of them, alleging any such Borrower Claim or otherwise arising in connection with any such Borrower Claim.

          (b) It is the intent of the parties that except as otherwise set forth herein, the foregoing release shall be effective as a full and final accord and satisfaction of all claims hereby released and each of the parties hereto hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed. In this connection, each of the parties hereto hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now existing and unknown to it may have given or may hereafter give rise to Borrower Claims, which are presently unknown, unsuspected unliquidated, unmatured and/or contingent, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in view of that realization. Nevertheless, each party hereto hereby intends to release, discharge and acquit the Lender Parties of and from any such unknown, unsuspected, unliquidated unmatured and/or contingent Borrower Claims, which are in any way set forth in or related to the matters identified hereinabove. Each of the parties hereto hereby explicitly waives the benefits of any common law or statutory rule with respect to the release of such Borrower Claims.

          (c) The acceptance of this release by the holders of the Notes on behalf of the Lender Parties shall not be deemed or construed as an admission of liability with respect to the Borrower Claims or otherwise by the Lender Parties, or any of them, and the Lender Parties hereby expressly deny liability of any nature whatsoever arising from or related to the subject of the release contained herein.

          (d) Each of the Companies and, by their execution, their Subsidiaries, hereby agrees, represents and warrants that: (i) such party has not
                                                    -
     voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Borrower Claims purported to be released hereby; (ii) such party has had advice of counsel of its own
                          --
     choosing in negotiations for and the preparation of this Letter Agreement; and (iii) such party is fully aware of the effect of releases such as that
          ---
     contained in this Letter Agreement.

     9.  Governing Law.  This Letter Agreement, including the validity hereof
         -------------
and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

     10. Miscellaneous.  The headings in this Letter Agreement are for purposes
         -------------
of reference only and shall not limit or otherwise affect the meaning hereof. This Letter Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Letter Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Letter Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute but one and the same instrument.


           [The remainder of this page is intentionally left blank.]

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart hereof, whereupon this Letter Agreement shall become a binding agreement under seal among the parties hereto. Please then return one of such counterparts to the Companies.

                                  Very truly yours,

                                  PSC INC.



                                  By: __________________________________
                                                                 (Title)


                                  PSC SCANNING, INC.



                                  By: __________________________________
                                                                 (Title)

     Each of the undersigned (a) acknowledges and assents to the terms and
                              -
provisions of the foregoing Letter Agreement and (b) ratifies and confirms each
                                                  -
of the Operative Documents to which it is a party and agrees that each such Operative Document is in full force and effect, that its obligations thereunder are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and that it has no defense, whether legal or equitable, setoff or counterclaim, to the payment and performance of such obligations.

                                  INSTAREAD CORPORATION


                                  By: __________________________________
                                                                 (Title)


                                  PSC AUTOMATION, INC. (formerly
                                    named Lazerdata Corporation)


                                  By: __________________________________
                                                                 (Title)


                                  PERCON INCORPORATED


                                  By: __________________________________
                                                                 (Title)


           [The remainder of this page is intentionally left blank.]

The foregoing is hereby accepted
and agreed to:

JOHN HANCOCK LIFE INSURANCE
 COMPANY (formerly John Hancock
 Mutual Life Insurance Company)


By:  _____________________________
                           (Title)

The foregoing is hereby accepted
and agreed to:

JOHN HANCOCK VARIABLE LIFE
 INSURANCE COMPANY


By:  _______________________________
                             (Title)

The foregoing is hereby accepted
and agreed to:

THE LINCOLN NATIONAL LIFE
 INSURANCE COMPANY

By:  Delaware Lincoln Investment Advisers,
     a series of Delaware Management
     Business Trust, Attorney-in-Fact


     By:  ___________________________
                              (Title)

The foregoing is hereby accepted
and agreed to:

LINCOLN NATIONAL INCOME FUND, INC.


By:  _______________________________
                             (Title)

The foregoing is hereby accepted
and agreed to:

SECURITY-CONNECTICUT LIFE
 INSURANCE COMPANY


By:  _______________________________
                             (Title)

The foregoing is hereby accepted
and agreed to:

THE EQUITABLE LIFE ASSURANCE
 SOCIETY OF THE UNITED STATES


By:  _______________________________
                             (Title)

                                                                       Exhibit 3
                                                                       ---------



                                  Form of Note
                                  ------------